Waddell & Reed Advisors Funds

Supplement dated January 2, 2013 to the

Waddell & Reed Advisors Funds Statement of Additional Information

dated October 31, 2012

and as supplemented December 13, 2012

Effective January 2, 2013, Legend Equities Corporation (Legend) no longer is an affiliate of Waddell & Reed, Inc.

The following is added as a new paragraph after the second full paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A Shares” section on page 90:

Class A shares may be purchased at NAV by sales representatives and employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with Legend Group Holdings LLC and its subsidiaries.

Supplement	Statement of Additional Information	1